UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 16, 2002

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices)  (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

FORM 8-K

Item 7. Financial Statements and Exhibits.

Exhibit 99.1	Statement Under Oath of J. Robert Beyster, Principal Executive Officer of Science Applications International Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

Exhibit 99.2	Statement Under Oath of Thomas E. Darcy, Principal Financial Officer of Science Applications International Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure.

     On September 13, 2002, J. Robert Beyster, Chief Executive Officer of Science Applications International Corporation (the “Company”) and Thomas E. Darcy, Chief Financial Officer of the Company, submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as Exhibits 99.1 and 99.2, respectively.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: September 16, 2002	By	/s/ DOUGLAS E. SCOTT

Douglas E. Scott
	Its:	Senior Vice President and General Counsel

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